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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported): APRIL 28, 1999
                                                          --------------


                              BLACK BOX CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





     DELAWARE                      0-18706                          95-3086563
     --------                      -------                          ----------
 (State or other                (Commission                       (IRS Employer
   jurisdiction                     File                         Identification
of incorporation)                  Number)                            Number)




 1000 PARK DRIVE, LAWRENCE, PENNSYLVANIA                             15055
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)



Registrant's telephone number, including area code: 724-746-5500
                                                    ------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.           OTHER INFORMATION.

                  During fiscal year 1999, the Company completed four business combinations accounted for as poolings of interests: Associated Network Solutions, Inc. ("ANSI"), American Telephone Wiring Company ("ATW"), CCI Direct Connect, Inc. ("CCI"), and Midwest Communications Technologies, Inc. ("MCT"). The aggregated historical results of operations and financial position of ANSI, ATW, CCI, and MCT (the "Acquired Companies") have met the materiality threshold of the Company's consolidated financial statements during 1999 and all prior period amounts have therefore been restated to reflect the results of operations and financial position for each of the four business combinations.

                  Black Box expects in the near future to file a registration statement on Form S-4 for shares that may be issued in connection with any additional acquisitions that Black Box may make. The filing of the restated financial statements is required as a technical matter prior to the filing of that registration statement. This notice shall not be deemed to offer any such securities for sale. Such offer may be made only by means of a prospectus that will be included in the registration statement.

                  As a result, Black Box is now making available the consolidated financial statements for Black Box Corporation and subsidiaries as of March 31, 1998 and 1997 and for each of the three years in the period ended March 31, 1998, restated to reflect the effects of these pooling transactions. Incorporated herein by reference is Exhibit 99.1 to this Form 8-K.

                  When included in this Current Report on Form 8-K, the word "expects" and analogous expressions are intended to identify forward-looking statements. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include, among others, general economic and business conditions, competition, changes in foreign, political and economic conditions, fluctuating foreign currencies compared to the U.S. dollar, rapid changes in technologies, customer preferences and various other matters, many of which are beyond the Black Box's control. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and speak only as of the date of this report. Black Box expressly disclaims any obligation or undertaking to release publicly any updates or any changes in its expectations with regard thereto or any change in events, conditions, or circumstances on which any statement is based.



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c)      Exhibits.

                  99.11 Independent auditors report of Arthur Andersen LLP to the Board of Directors and Stockholders of Black Box Corporation dated April 28, 1999, and the consolidated financial statements of Black Box Corporation and subsidiaries as of March 31, 1998 and 1997 and for each of the three years in the period ended March 31, 1998

                  99.2 Independent Auditors Report of Arthur Andersen LLP to the Board of Directors and Stockholders of Black Box Corporation dated April 28, 1999 and Schedule II --Valuations and Qualifying Accounts



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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                              BLACK BOX CORPORATION
                                 (Registrant)


                              By: /s/ Anna M. Baird
                                 ------------------------------------
                                 Name: Anna M. Baird
                                 Title: Vice President, Chief Financial Officer
                                        and Treasurer

Dated:  April 28, 1999





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                                  EXHIBIT INDEX



                    EXHIBIT NO.

                         99.1 Independent auditors report of Arthur Andersen LLP to the Board of Directors and Stockholders of Black Box Corporation dated April 28, 1999, and the consolidated financial statements of Black Box Corporation and subsidiaries as of March 31, 1998 and 1997 and for each of the three years in the period ended March 31, 1998

                         99.2 Independent Auditors Report of Arthur Andersen LLP to the Board of Directors and Stockholders of Black Box Corporation dated April 28, 1999 and Schedule II --Valuations and Qualifying Accounts